UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

State Street Institutional Funds

State Street Variable Insurance Series Funds, Inc.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies: N/A
	(2)	Aggregate number of securities to which transaction applies: N/A
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A
	(4)	Proposed maximum aggregate value of transaction: N/A
	(5)	Total fee paid: $0

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid: N/A
	(2)	Form, Schedule or Registration Statement No.: N/A
	(3)	Filing Party: N/A
	(4)	Date Filed: N/A

STATE STREET INSTITUTIONAL FUNDS

STATE STREET VARIABLE INSURANCE SERIES FUNDS, INC.

One Iron Street

Boston, Massachusetts 02210

1-800-242-0134

November 19, 2018

Dear Shareholder or Contract Owner,

You are cordially invited to attend a combined special meeting (“Special Meeting”) of the shareholders of State Street Institutional Funds and State Street Variable Insurance Series Funds, Inc. (each, a “Company” and together the “Companies”), to be held at 11:00 a.m., local time, on January 10, 2019 at the offices of SSGA Funds Management, Inc. (“SSGA FM”), One Lincoln Street, Boston, Massachusetts 02111.

At the Special Meeting, shareholders are being asked to vote for the election of board members of your Company. Election of all of the nominees will have the effect of bringing the membership of the boards of trustees of many of the mutual funds managed by SSGA FM into greater alignment and is expected to enhance efficiency and provide cost savings and greater consistency in the operations and management among and between the investment companies managed by SSGA FM. The Board of Trustees of your Company unanimously recommends for each Company it oversees that you vote “FOR” each of the nominees included in the proposal.

If you are a contract owner of a variable annuity contract or variable life insurance contract investing in shares of one or more of the constituent funds of State Street Variable Insurance Series Funds, Inc., please be aware that your insurance company holds these shares on your behalf. Although you are not a shareholder of these funds, you have the right to instruct your insurance company on how to vote fund shares corresponding to your investment through your variable contract.

Shareholders may also be asked to transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournment(s) or postponement(s) thereof, in the discretion of the proxies or their substitutes.

All shareholders are invited to attend the Special Meeting in person. You can access proxy materials and vote at www.proxyvote.com. Details regarding the matters to be acted upon at this Special Meeting are described in the enclosed Proxy Statement. Formal notice of the Special Meeting is enclosed, followed by the Proxy Statement.

Your vote is important regardless of the number of shares you own. To avoid the added cost of follow-up solicitations and possible adjournments, please read the Proxy Statement and cast your vote via the Internet or telephone by following the instructions in the Proxy Statement and at www.proxyvote.com, or you may vote by signing, voting and returning your proxy ballot in the envelope provided. Your prompt vote via Internet, telephone or execution and return of the enclosed proxy card or voting instruction form, as applicable, is requested.

If you attend the Special Meeting, you may vote in person even if you have previously returned your proxy ballot or have voted via the Internet or by telephone. Please review the instructions for each voting option described in the Proxy Statement. Your prompt cooperation will be greatly appreciated.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Jeanne M. La Porta

President, State Street Institutional Funds and

State Street Variable Insurance Series Funds, Inc.

Important Information to Help You Understand and Provide Voting Instructions on the Proposal

The following Q&A is provided to assist you in understanding the proposal. The proposal is described in greater detail in the enclosed proxy statement. Please read the full text of the proxy statement. Your voting instructions are important.

Why am I receiving this proxy statement?

You are receiving these proxy materials — which include the proxy statement and your proxy card or voting instruction form, as applicable — because you have the right to vote (or instruct your insurance company on how to vote) on an important proposal concerning one or both of State Street Institutional Funds and State Street Variable Insurance Series Funds, Inc. (each, a “Company” and together the “Companies”). The proposal is described below.

Throughout this proxy statement, unless the proxy statement or context indicates otherwise, the terms “Company” or “Companies” include State Street Institutional Funds and State Street Variable Insurance Series Funds, Inc.; the terms “Fund” or “Funds” include the constituent funds or series of each of State Street Institutional Funds and State Street Variable Insurance Series Funds, Inc.; the terms “Board” or “Board of Trustees” include the Board of Trustees or Board of Directors, as applicable, of each of the Companies; and the terms “Trustee” or “Trustees” include the Trustees or Directors, as applicable, of each of the Companies.

What are shareholders (and variable contract owners) being asked to do?

Shareholders (and variable contract holders) are being asked to elect Trustees of the Companies in order to consolidate oversight of the Funds by bringing the membership of the Boards of Trustees of the Companies and boards of other registered investment companies advised by SSGA Funds Management, Inc. (“SSGA FM”) into greater alignment with one another. This will result in each of the Funds being largely overseen by the same group of Trustees. All but one of the nominees currently serve on boards of other registered investment companies advised by SSGA FM, and the one nominee who is not already on a Board is currently the President of several of the these registered investment companies. Upon election, all of the nominees would serve on the applicable Board(s) with other existing Trustees who have previously been elected by shareholders of the applicable Company.

What proposal am I being asked to vote on?

Depending on whether you have an interest in one or both of the Companies, you may be asked to vote (or provide voting instructions) on the following proposal for one or both of the Companies:

To elect the following six (6) nominees as Trustees of State Street Institutional Funds and State Street Variable Insurance Series Funds, Inc.: Michael F. Holland, Michael A. Jessee, Ellen M. Needham, Patrick J. Riley, Richard D. Shirk, and Rina K. Spence.

Why does my Company’s Board recommend this proposal?

The Board of Trustees of each Company has separately determined that it is in the best interests of each Fund in the applicable Company to consolidate oversight of the Funds and other registered investment companies advised by SSGA FM by bringing the membership of the Boards of Trustees of the Companies and such other funds into greater alignment with one another. Your Company’s Board believes that a consolidated board structure will benefit each Fund by, among other things, promoting: (i) transparency and effective communications among the trustees of the Companies and other funds, consistent with preserving the quality of the decision-making by the Trustees, (ii) enhanced effectiveness of board oversight of the Funds, their management and other service providers and (iii) a more efficient and effective use of resources by management. Additionally, each Company’s Board believes that the Company would benefit from the diversity of background and experience of the nominees.

How does the Board recommend that I vote?

The Board of each of the Companies unanimously recommends that shareholders vote FOR the election of all nominees.

Will a majority of the Trustees be independent of SSGA FM?

Yes, if all of the nominees are elected, the majority of the Trustees of each Company will be independent of SSGA FM.

How do I provide voting instructions?

By telephone: Call the toll-free number printed on your proxy card(s) or voting instruction form, as applicable, and follow the recorded instructions.

On-line: Visit www.proxyvote.com and follow the on-line instructions.

By mail: Complete and sign the enclosed proxy card(s) or voting instruction form, as applicable, and mail it (them) in the enclosed postage-paid return envelope.

Each Board of Trustees and the management of the Companies believe that the proposal is in the best interests of each of the Companies.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

OF

STATE STREET INSTITUTIONAL FUNDS

STATE STREET VARIABLE INSURANCE SERIES FUNDS, INC.

One Iron Street

Boston, Massachusetts 02210

1-800-242-0134

Scheduled for January 10, 2019

To the Shareholders and Contract Owners:

NOTICE IS HEREBY GIVEN of a combined special meeting (the “Special Meeting”) of the shareholders of State Street Institutional Funds and State Street Variable Insurance Series Funds, Inc. (each a “Company and, collectively, the “Companies”).

The Special Meeting will be held at 11:00 a.m., local time, on January 10, 2019 at the offices of SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), One Lincoln Street, Boston, Massachusetts 02111.

The Special Meeting has been called to vote on the following proposal (the “Proposal”):

1.

To elect the following six (6) nominees as Trustees of State Street Institutional Funds and State Street Variable Insurance Series Funds, Inc.: Michael F. Holland, Michael A. Jessee, Ellen M. Needham, Patrick J. Riley, Richard D. Shirk and Rina K. Spence. (To be voted upon separately by each such Company.)

2.	To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

Each Board unanimously recommends that you vote “FOR” the Proposal.

Shareholders and contract owners of record as of the close of business on November 5, 2018 (“Record Date”) are entitled to notice of, and to vote or provide voting instructions at, the Special Meeting, and are also entitled to vote, or provide voting instructions, at any adjournments or postponements thereof.

If you are a contract owner of a variable annuity contract or a variable life insurance contract investing in shares of one or more of the constituent funds of State Street Variable Insurance Series Funds, Inc., please be aware that your insurance company holds these shares on your behalf. Although you are not a shareholder of these Funds, you have the right to instruct your insurance company on how to vote Fund shares corresponding to your investment through your variable contract. The insurance company shareholders of the Company hereby solicit instructions for voting shares of the Funds attributable to their separate accounts from owners of variable contracts having contract values allocated to such separate accounts invested in such shares as of the Record Date and agree to vote such shares at the Special Meeting in accordance with such instructions received in a timely manner.

Please read the Proxy Statement carefully for information concerning the Proposal to be placed before the Special Meeting. Regardless of whether you plan to attend the Special Meeting, we urge you to vote via the Internet at www.proxyvote.com or by telephone by following the instructions in the Proxy Statement and which instructions are also provided on that website, or by signing, voting and returning your proxy ballot(s) in the postage paid envelope so that a quorum will be present and a maximum number of shares may be voted. For specific instructions on how to vote your shares, please review the instructions for each of these voting options as detailed in the Proxy Statement. If you attend the Special Meeting, you may vote in person even if you have previously returned your proxy ballot or have voted via the Internet or by telephone. Proxies may be revoked at any time before they are exercised by submitting a revised proxy, by giving written notice of revocation to the Company or by voting in person at the Special Meeting.

By Order of the Boards,

Jeanne M. La Porta

President, State Street Institutional Funds and

State Street Variable Insurance Series Funds, Inc.

November 19, 2018

PROXY STATEMENT

NOVEMBER 19, 2018

STATE STREET INSTITUTIONAL FUNDS

STATE STREET VARIABLE INSURANCE SERIES FUNDS, INC.

One Iron Street

Boston, Massachusetts 02210

1-800-242-0134

Special Meeting of Shareholders

Scheduled for

January 10, 2019

INTRODUCTION

Each of State Street Institutional Funds and State Street Variable Insurance Series Funds, Inc. is a separate open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). State Street Institutional Funds was organized as an unincorporated business trust under the laws of Delaware pursuant to a Certificate of Trust dated May 23, 1997, as amended from time to time. State Street Variable Insurance Series Funds, Inc. was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984. Each Trust offers shares of beneficial interest in its constituent funds, as described in the applicable prospectus. Shareholders of each Company’s constituent funds voting together as a single class are entitled to vote on the election of Trustees of the Company.

Why is the Special Meeting being held?

A special meeting (the “Special Meeting”) of shareholders of State Street Institutional Funds and State Street Variable Insurance Series Funds, Inc. (each a “Company” or, collectively, the “Companies”) is scheduled for 11:00 a.m., local time on January 10, 2019 at the offices of SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), One Lincoln Street, Boston, Massachusetts 02111 for the following purposes:

1.

To elect the following six (6) nominees as Trustees of State Street Institutional Funds and State Street Variable Insurance Series Funds, Inc.: Michael F. Holland, Michael A. Jessee, Ellen M. Needham, Patrick J. Riley, Richard D. Shirk and Rina K. Spence. (To be voted upon separately by each such Company.)

2.

To transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournment(s) or postponement(s) thereof, in the discretion of the proxies or their substitutes.

How would approval of the proposal affect the composition of each Board?

After the Special Meeting and Trustee retirements scheduled to occur in connection with the Special Meeting, the Board of each of State Street Institutional Funds and State Street Variable Insurance Series Funds, Inc. would consist of nine Trustees. All six of the nominees — Mses. Needham and Spence and Messrs. Holland, Jessee, Riley and Shirk — would be added to these Boards. Three of the current Board members — Mses. La Porta and Rapaccioli and Mr. Costantino — have previously been elected by shareholders of each of State Street Institutional Funds and State Street Variable Insurance Series Funds, Inc. and would continue to serve on these Boards alongside the nominees after the Special Meeting. In connection with the election of the nominees, one current Trustee of the Companies, R. Sheldon Johnson, is scheduled to retire.

Why did you send me this booklet?

This booklet includes a proxy statement (“Proxy Statement”). It provides you with information you should review before providing voting instructions on the matters listed above and in the Notice of Special Meeting. The words “you” and “shareholder” are used in this Proxy Statement to refer to the person or entity that has voting rights or is being asked to provide voting instructions in connection with the shares.

Who is asking for my vote?

The Board of Trustees (“Board” or “Board of Trustees”) of each Company has sent a Proxy Statement to you and all other shareholders of record who have a beneficial interest in the Funds as of the close of business on November 5, 2018 (“Record Date”). The Board is soliciting your vote for a Special Meeting of shareholders of the Companies.

Who is eligible to vote?

Shareholders holding an investment in shares of any of the Funds as of the close of business on the Record Date are eligible to vote. Each share of each class of the Funds is entitled to one vote and fractional shares are counted as a fractional vote.

If you are a contract owner of a variable annuity contract or a variable life insurance contract investing in shares of one or more of the constituent funds of State Street Variable Insurance Series Funds, Inc., please be aware that your insurance company holds these shares on your behalf. Although you are not a shareholder of these Funds, you have the right to instruct your insurance company on how to vote Fund shares corresponding to your investment through your variable contract. The insurance company shareholders of the Company hereby solicit instructions for voting shares of the Funds attributable to their separate accounts from owners of variable contracts having contract values allocated to such separate accounts invested in such shares as of the Record Date and agree to vote such shares at the Special Meeting in accordance with such instructions received in a timely manner.

How do I vote?

You can vote (or, in the case of contract owners, provide voting instructions to your insurance company) via Internet voting, through telephone touch-tone voting, by signing and returning a Proxy Ballot, or by attending the Special Meeting in person and voting. To vote (or provide voting instructions) by telephone or Internet, follow the voting instructions as outlined on the Notice of Internet Availability of Proxy Materials. These options require shareholders to input a control number, which is located on your Notice of Internet Availability of Proxy Materials. After entering this number, you will be prompted to provide your voting instructions on the Proposal. You will have the opportunity to review your voting instructions and make any necessary changes before submitting your voting instructions and terminating your telephone call or Internet link. If you vote on the Internet, in addition to confirming your voting instructions prior to submission, you may also request an e-mail confirming your instructions.

Shareholders whose shares are held by nominees, such as brokers, can vote their shares by contacting their respective nominee.

If you wish to participate in the Special Meeting, but do not wish to give a proxy by telephone or Internet, you may request a Proxy Ballot by mail and submit it by mail or attend the Special Meeting in person. Joint owners must each sign the Proxy Ballot.

What vote is required?

Shareholders of each Company, including each Fund and class thereof, will vote collectively as a single class on the election of each Nominee. With respect to each Company, the election of each Nominee must be approved by the affirmative vote of a plurality of the shares voting at the Special Meeting at which a quorum is present. Shareholders who vote “FOR” a Proposal will vote FOR all nominees. THOSE SHAREHOLDERS WHO WISH TO WITHHOLD THEIR VOTE ON ANY SPECIFIC NOMINEE(S) MAY DO SO WHEN VOTING ON THE INTERNET OR VIA TELEPHONE OR ON THE PROXY BALLOT.

How does the Board recommend that I vote?

The Board of each Company recommends that shareholders vote “FOR” the election of all nominees.

When and where will the Special Meeting be held?

The Special Meeting is scheduled for 11:00 a.m., local time on January 10, 2019 at the offices of the Adviser, One Lincoln Street, Boston, Massachusetts 02111, and, if the Special Meeting is adjourned or postponed, any adjournment(s) or postponement(s) of the Special Meeting will also be held at the above location. If you expect to attend the Special Meeting in person, please call Shareholder Services toll-free at 1-800-242-0134.

How can I obtain more information about the Companies?

Should you have any questions about the Companies, please do not hesitate to contact Shareholder Services toll free at 1-800-242-0134. The prospectuses, statement of additional information and other information regarding the Funds are available on the Internet at http://www.ssga.com/geam.

Important notice regarding availability of proxy materials for the Special Meeting to be held on January 10, 2019.

The Proxy Statement is available on the Internet at www.proxyvote.com. Additional information about each Fund is available in its Prospectus, Statement of Additional Information, Semi-Annual Report, and Annual Report to shareholders. Copies of the Funds’ Annual and unaudited Semi-Annual Reports have previously been mailed to shareholders. This Proxy Statement should be read in conjunction with the Annual and unaudited Semi-Annual Reports. You can obtain copies of the Prospectus, Statement of Additional Information, Annual and unaudited Semi-Annual Reports of each Fund upon request, without charge, by writing to the applicable Company at One Iron Street, Boston, Massachusetts 02210, by calling 1-800-242-0134, or by visiting http://www.ssga.com/geam.

PROPOSAL

ELECT BOARD MEMBERS

This Proposal applies to the following investment companies (the “Companies”):

State Street Institutional Funds (“SSIF”); and

State Street Variable Insurance Series Funds, Inc. (“VIS”)

We are asking shareholders of each Company to elect six (6) nominees as members of the Board of Trustees of that Company, which Trustees, if elected, would serve on the Board with three (3) of the four (4) previously elected Trustees of the Companies. In connection with the election of the nominees, one current Trustee of the Companies, R. Sheldon Johnson, is scheduled to retire.

The members of each Board considered the benefit to the Companies of calling a meeting of shareholders to elect the Nominees at this time.

Who are the nominees to the Board?

The Board of Trustees of each Company (the “Boards”) has nominated six (6) individuals (the “Nominees”) for election as Trustees of each Company.

The Nominees are Michael F. Holland, Michael A. Jessee, Patrick J. Riley, Richard D. Shirk, and Rina K. Spence, each of whom is not an “interested person,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Companies (“Independent Trustees”), and Ellen M. Needham. Ms. Needham is an “interested person,” as defined in the 1940 Act, of the Companies because of her affiliation with State Street Global Advisors Trust Company, a wholly-owned subsidiary of State Street Bank and Trust Company (“State Street”), which includes the personnel and operations of the Adviser (“SSGA”). Ms. Needham currently serves as Senior Managing Director of SSGA and President of SSGA FM, investment adviser to the Companies.

If the Proposal is approved with respect to each Nominee, after the Special Meeting and Trustee retirements scheduled to occur in connection with the Special Meeting, the Board of each of State Street Institutional Funds and State Street Variable Insurance Series Funds, Inc. would consist of nine Trustees. All six of the Nominees — Mses. Needham and Spence and Messrs. Holland, Jessee, Riley and Shirk — would be added to these Boards. Three of the current Board members — Mses. La Porta and Rapaccioli and Mr. Costantino — have previously been elected by shareholders of each of State Street Institutional Funds and State Street Variable Insurance Series Funds, Inc. and would continue to serve on these Boards alongside the Nominees after the Special Meeting. In connection with the election of the Nominees, one current Trustee of the Companies, R. Sheldon Johnson, is scheduled to retire.

Each Nominee has consented to serve as a Trustee and to being named in this Proxy Statement. If elected, each Nominee will serve as a Trustee for the lifetime of the applicable Company or until his or her death, resignation, retirement or removal. If a Trustee sooner dies, resigns or retires, each Board may, in its discretion and subject to any restrictions imposed by the 1940 Act, select another person to fill the vacant position.

Prior to taking action to nominate each of the Nominees, the Governance Committee of each Board reviewed the qualifications, experience and background of each of the Nominees. Some of the factors considered by the Governance Committee included the following, among others: (1) the Nominee’s knowledge in matters relating to the mutual fund industry; (2) any experience possessed by the Nominee as a director or senior officer of other companies; (3) the Nominee’s educational background, reputation for high ethical standards, and professional integrity; (4) any specific financial, technical, or other expertise possessed by the Nominee and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies, and qualifications; (5) the Nominee’s perceived ability to contribute to the ongoing functions of the Board, including the Nominee’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; and (6) if applicable, the Nominee’s ability to qualify as an Independent Trustee.

Based upon this review, each Governance Committee determined that nominating Messrs. Holland, Jessee, Riley, and Shirk and Mses. Spence and Needham would be in the best interests of the shareholders of each Company. Each Board believes that these Nominees are well suited for service on that Board due to their knowledge of the financial services sector, and their substantial experience in serving as directors or trustees, officers or advisers of public companies and business organizations, including other investment companies.

Based upon this review, each Board voted by written consent dated October 10, 2018 to nominate each of the Nominees for election by shareholders.

What are the qualifications of the Nominees?

Set forth below are the names, ages, business experience during the past five years and other directorships of each of the Trustees and Nominees and other information relating to the professional experiences, attributes and skills relevant to each Trustee’s and Nominee’s qualifications to serve as a Trustee. The Nominees have varied experiences, attributes and skills that may be utilized in overseeing the activities of the Companies, reviewing contractual arrangements with companies that provide services to the Companies, and reviewing fund performance. Among the attributes or skills common to all Nominees are their ability to (i) review critically, evaluate, question and discuss information provided to them, (ii) interact effectively with the other Trustees, the Adviser, other service providers, counsel and the Companies’ independent registered public accounting firm, and (iii) exercise effective and independent business judgment in the performance of their duties as Trustees. Each Nominee’s ability to perform his or her duties effectively has been attained through the Nominee’s business, consulting, public service and/or academic positions and through experience from service as a member of a Board, other investment companies and public companies, or non-profit entities or other organizations as set forth below. Each Nominee’s ability to perform his or her duties effectively also has been enhanced by his or her educational background, professional training, and/or other life experiences. In considering the nomination of Ms. Needham, the Board also considered the desirable composition of the Board and determined that it is appropriate and of benefit to shareholders to have a representative of management of the Companies serve as a member of each Board.

Following is a summary of the experience, attributes and skills that may be seen to qualify each Nominee to serve on the Board:

Michael F. Holland: Mr. Holland is an experienced business executive with over 47 years of experience in the financial services industry including 22 years as a portfolio manager of another registered mutual fund. His experience includes service as a trustee, director or officer of various investment companies. He has served on the Board of Trustees and related Committees of State Street Institutional Investment Trust and State Street Master Funds for 18 years (since the trusts’ inception) and possesses significant experience regarding the operations and history of those Trusts. He also serves as a Trustee of State Street Navigator Securities Lending Trust.

Michael A. Jessee: Mr. Jessee is an experienced business executive with approximately 41 years of experience in the banking industry. He previously served as President and Chief Executive Officer of the Federal Home Loan Bank of Boston as well as various senior executive positions of major banks. Mr. Jessee has served on State Street Navigator Securities Lending Trust’s Board of Trustees and related committees for 22 years and possesses significant experience regarding the trust’s operations and history. He also serves as a Trustee of State Street Institutional Investment Trust, State Street Master Funds, SSGA Funds and the Elfun Diversified Fund, Elfun Government Money Market Fund, Elfun Tax-Exempt Income Fund, Elfun Income Fund, Elfun International Equity Fund and Elfun Trusts.

Patrick J. Riley: Mr. Riley is an experienced business executive with over 41 years of experience in the legal and financial services industries; his experience includes service as a trustee or director of various investment companies and Associate Justice of the Superior Court of the Commonwealth of Massachusetts. He has served on the Board of Trustees and related Committees of SSGA Funds for 29 years and possesses significant experience regarding the operations and history of the trust. He also serves as a Trustee of the State Street Navigator Securities Lending Trust and the Elfun Diversified Fund, Elfun Government Money Market Fund, Elfun Tax-Exempt Income Fund, Elfun Income Fund, Elfun International Equity Fund and Elfun Trusts.

Richard D. Shirk: Mr. Shirk is an experienced business executive with over 49 years of experience in the health care and insurance industries and with investment matters; his experience includes service as a trustee, director or officer of various health care companies and nonprofit organizations. He has served on the Board of

Trustees and related Committees of SSGA Funds for 29 years and possesses significant experience regarding the operations and history of the trust. He also serves as a Trustee of State Street Navigator Securities Lending Trust, State Street Institutional Investment Trust, State Street Master Funds and the Elfun Diversified Fund, Elfun Government Money Market Fund, Elfun Tax-Exempt Income Fund, Elfun Income Fund, Elfun International Equity Fund and Elfun Trusts.

Rina K. Spence: Ms. Spence is an experienced business executive with over 37 years of experience in the health care industry; her experience includes service as a trustee, director or officer of various investment companies, charities and utility companies and chief executive positions for various health care companies. She has served on the Board of Trustees and related Committees of the State Street Institutional Investment Trust and the State Street Master Funds for 18 years (since the trusts’ inception) and possesses significant experience regarding the operations and history of those Trusts. She also serves as a Trustee of State Street Navigator Securities Lending Trust and the Elfun Diversified Fund, Elfun Government Money Market Fund, Elfun Tax-Exempt Income Fund, Elfun Income Fund, Elfun International Equity Fund and Elfun Trusts.

Ellen M. Needham: Ms. Needham is a Senior Managing Director of State Street Global Advisors, Head of Global Funds Management, and President of SSGA Funds Management, Inc. Ellen serves as a director of SSGA Funds Management, Inc. and State Street Global Advisors Funds Distributors, LLC. In her role, she is responsible for managing firm-wide processes that focus on governance, fund structure, subadviser oversight, tax, product viability, distribution, ongoing monitoring and regulatory coordination across all products globally. Ms. Needham has been involved in the investment industry for over thirty years, beginning her career at State Street in 1989.

References to the experience, attributes and skills of Nominees above are pursuant to the requirements of the SEC, do not constitute holding out of the Board or any Nominee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Assuming all of the Nominees are elected, the Board would consist of the following nine (9) individuals following the Special Meeting and a scheduled Trustee retirement:

Name, Address and Age	Position(s) Held with the Companies and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years; Other Relevant Experience, Attributes and Skills(2)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees

Michael F. Holland(3) c/o SSGA FM One Iron Street Boston, MA 02210 Age 74	New Independent Nominee	Chairman, Holland & Company L.L.C. (investment adviser) (1995-present).	60	Trustee of State Street Institutional Investment Trust (1999 – present); Trustee of SSGA Funds (2014 – present); Trustee of State Street Master Funds (1999 – present); Trustee of State Street Navigator Securities Lending Trust (2016 – present); Director, the Holland Series Fund, Inc.; Director, The China Fund, Inc.; Director, The Taiwan Fund, Inc. (2007-2017); Director, Reaves Utility Income Fund, Inc.; and Director, Blackstone/GSO Loans (and Real Estate) Funds.

Michael A. Jessee c/o SSGA FM One Iron Street Boston, MA 02210 Age 72	New Independent Nominee	Retired; formerly, President and Chief Executive Officer of the Federal Home Loan Bank of Boston (1989 – 2009); and Trustee, Randolph-Macon College (2004-2016).	60	Trustee of Elfun Diversified Fund (2016 – present); Trustee of Elfun Government Money Market Fund (2016 – present); Trustee of Elfun Income Fund (2016 – present); Trustee of Elfun International Equity Fund (2016 – present); Trustee of Elfun Tax-Exempt Income Fund (2016 – present); Trustee of Elfun Trusts (2016 – present); Trustee of State Street Institutional Investment Trust (2016 – present); Trustee of SSGA Funds (2016 – present); Trustee of State Street Master Funds (2016 – present); and Trustee of State Street Navigator Securities Lending Trust (1996 – present).

Name, Address and Age	Position(s) Held with the Companies and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years; Other Relevant Experience, Attributes and Skills(2)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Patrick J. Riley c/o SSGA FM One Iron Street Boston, MA 02210 Age 70	New Independent Nominee	2002 to May 2010, Associate Justice of the Superior Court, Commonwealth of Massachusetts; 1985 to 2002, Partner, Riley, Burke & Donahue, L.L.P. (law firm); 1998 to Present, Independent Director, State Street Global Advisers Ireland, Ltd. (investment company); 1998 to Present, Independent Director, SSGA Liquidity plc (formerly, SSGA Cash Management Fund plc); January 2009 to Present, Independent Director, SSGA Fixed Income plc; and January 2009 to Present, Independent Director, SSGA Qualified Funds PLC.	60	Trustee of Elfun Diversified Fund (2016 – present); Trustee of Elfun Government Money Market Fund (2016 – present); Trustee of Elfun Income Fund (2016 – present); Trustee of Elfun International Equity Fund (2016 – present); Trustee of Elfun Tax-Exempt Income Fund (2016 – present); Trustee of Elfun Trusts (2016 – present); Trustee of State Street Institutional Investment Trust (2014 – present); Trustee of SSGA Funds (1988 – present); Trustee of State Street Master Funds (2014 – present); Trustee of State Street Navigator Securities Lending Trust (2016 – present); Board Director and Chairman, SPDR Europe 1PLC Board (2011- Present); Board Director and Chairman, SPDR Europe II, PLC (2013 – Present).

Name, Address and Age	Position(s) Held with the Companies and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years; Other Relevant Experience, Attributes and Skills(2)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Richard D. Shirk c/o SSGA FM One Iron Street Boston, MA 02210 Age 73	New Independent Nominee	March 2001 to April 2002, Chairman (1996 to March 2001, President and Chief Executive Officer), Cerulean Companies, Inc. (holding company) (Retired); 1992 to March 2001, President and Chief Executive Officer, Blue Cross Blue Shield of Georgia (health insurer, managed healthcare).	60	Trustee of Elfun Diversified Fund (2016 – present); Trustee of Elfun Government Money Market Fund (2016 – present); Trustee of Elfun Income Fund (2016 – present); Trustee of Elfun International Equity Fund (2016 – present); Trustee of Elfun Tax-Exempt Income Fund (2016 – present); Trustee of Elfun Trusts (2016 – present); Trustee of State Street Institutional Investment Trust (2016 – present); Trustee of SSGA Funds (1988 – present); Trustee of State Street Master Funds (2014 – present); Trustee of State Street Navigator Securities Lending Trust (2016 – present); 1998 to December 2008, Chairman, Board Member and December 2008 to Present, Investment Committee Member, Healthcare Georgia Foundation (private foundation); September 2002 to 2012, Lead Director and Board Member, Amerigroup Corp. (managed health care); 1999 to 2013, Board Member and (since 2001) Investment Committee Member, Woodruff Arts Center; and 2003 to 2009, Trustee, Gettysburg College; Board member, Aerocare Holdings, Regenesis Biomedical Inc.

Name, Address and Age	Position(s) Held with the Companies and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years; Other Relevant Experience, Attributes and Skills(2)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Rina K. Spence c/o SSGA FM One Iron Street Boston, MA 02210 Age 70	New Independent Nominee	President of SpenceCare International LLC (international healthcare consulting) (1999 – present); Chief Executive Officer, IEmily.com (health internet company) (2000 – 2001); Chief Executive Officer of Consensus Pharmaceutical, Inc. (1998 – 1999); Founder, President and Chief Executive Officer of Spence Center for Women’s Health (1994 – 1998); President and CEO, Emerson Hospital (1984 – 1994); Honorary Consul for Monaco in Boston (2015 – present).	60	Trustee of Elfun Diversified Fund (2016 – present); Trustee of Elfun Government Money Market Fund (2016 – present); Trustee of Elfun Income Fund (2016 – present); Trustee of Elfun International Equity Fund (2016 – present); Trustee of Elfun Tax-Exempt Income Fund (2016 – present); Trustee of Elfun Trusts (2016 – present); Trustee of State Street Institutional Investment Trust (1999 – present); Trustee of SSGA Funds (2014 – present); Trustee of State Street Master Funds (1999 – present); Trustee of State Street Navigator Securities Lending Trust (2016 – present); Trustee, Eastern Enterprise (utilities) (1988 – 2000); Director, Berkshire Life Insurance Company of America (1993 – 2009).

John R. Costantino c/o SSGA FM 1600 Summer St. Stamford, CT 06905 Age 71	Trustee (1997 – present)	Managing General Partner, NGN Capital LLC (2006 – present); and Managing Director, Vice President of Walden Capital Management (1996 – present).	12	Director of Kleinfeld Bridal Corp. (March 2016 – present); Trustee of Neuroscience Research Institute (1986 – 2018); Trustee of Fordham University (1989 – 1995 and 2001 – 2007) and Trustee Emeritus (2007 – present); Trustee of GE Funds (1993 – February 2011); Director of Artes Medical (2006 – 2008); and Trustee of Gregorian University Foundation (1992 – 2007).

Name, Address and Age	Position(s) Held with the Companies and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years; Other Relevant Experience, Attributes and Skills(2)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Donna M. Rapaccioli c/o SSGA FM 1600 Summer St. Stamford, CT 06905 Age 55	Trustee (2012 – present)	Dean of the Gabelli School of Business (2007 – present) and Accounting Professor (1987 – present) at Fordham University.	12	Trustee of Emmanuel College (2010 – present).

Interested Trustees(4)

Ellen M. Needham(5) c/o SSGA FM One Iron Street Boston, MA 02210 Age 51	New Interested Nominee	President and Director, SSGA FM (2001 – present)*; Senior Managing Director, State Street Global Advisors (1992 – present)*; Director, State Street Global Advisors Funds Distributors, LLC (May 2017 – present).*	None.	None.

Name, Address and Age	Position(s) Held with the Companies and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years; Other Relevant Experience, Attributes and Skills(2)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Jeanne M. La Porta(6) SSGA FM 1600 Summer St. Stamford, CT 06905 Age 52	Trustee (2014 – present)	Senior Managing Director at State Street Global Advisors (July 2016 – present); Director of State Street Global Advisors Funds Distributors, LLC (May 2017 – present); President of GE Retirement Savings Plan Funds (July 2016 – present); Senior Vice President and Commercial Operations Leader at GEAM (March 2014 – July 2016); President of State Street Institutional Funds and State Street Variable Insurance Series Funds, Inc. (April 2014 – present); President and Trustee of GEAM’s UCITs Funds (March 2014 – November 2014); Senior Vice President and Commercial Administrative Officer at GEAM (April 2010 – March 2014); Vice President of State Street Institutional Funds (July 2003 – present); Vice President of Elfun Funds and GE Retirement Savings Plan Funds (October 2003 – July 2016); Secretary of GE Funds (July 2007 – September 2010) and Vice President (July 2007 – February 2011); Senior Vice President and Deputy General Counsel of GEAM (October 2007 – April 2010); Vice President and Assistant Secretary of Elfun Funds and GE Retirement Savings Plan Funds (July 2003 – June 2010); and Vice President and Associate General Counsel – Marketing and Client Services (formerly Asset Management Services) at GEAM (May 1997 – October 2007).	18	Trustee of Elfun Funds (2014 – present).

(1)	Each Trustee serves for the lifetime of the applicable Company or until his or her death, resignation, retirement or removal.

(2)

The information reported includes the principal occupation during the last five years for each Nominee and other information relating to the professional experiences, attributes and skills relevant to each Nominee’s qualifications to serve as a Trustee.

(3)

Mr. Holland is the portfolio manager of, and an investor in, the Holland Balanced Fund, a registered investment company. That fund previously held stock in General Electric Company, the parent company of GE Asset Management, Inc. (“GEAM”), the predecessor investment adviser to the Companies, which it exited in 2017.

(4)	The individuals listed below are — or, if elected, would be — Trustees who are “interested persons,” as defined in the 1940 Act, of the Companies (“Interested Trustees”).

(5)	Ms. Needham would be an Interested Trustee because of her employment by SSGA, an affiliate of the Companies.

(6)	Ms. La Porta is an Interested Trustee because of her employment by SSGA, an affiliate of the Companies.

*

Served in various capacities and/or with various affiliated entities during noted time period. Mses. Needham and La Porta are “interested persons,” as defined in the 1940 Act, of the Companies because of their affiliations with SSGA.

What are each Board’s responsibilities?

Each Board of Trustees is responsible for overseeing generally the management, activities and affairs of the applicable Company and has approved contracts with various organizations to provide, among other services, day-to-day management required by the applicable Company. Each Board has engaged the Adviser to manage the Company on a day-to-day basis. Each Board is responsible for overseeing the Adviser and other service providers in the operation of the applicable Company in accordance with the provisions of the 1940 Act, applicable state laws and regulations, other applicable laws and regulations, and such Company’s governing documents.

How does each Board oversee risk management on behalf of the Funds?

Each Board’s role in management of the applicable Company is oversight of activities of service providers and officers of the Company. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to each Company, primarily SSGA FM and its affiliates, have responsibility for the day-to-day management of its constituent funds, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, each Board, acting at its scheduled meetings, or the Chairman of such Board, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including SSGA FM’s Chief Investment Officers (or their senior representatives), the applicable Company’s and SSGA FM’s Chief Compliance Officer and portfolio management personnel. Each Board’s Audit Committee (which consists of all of the Independent Trustees) meets during its scheduled meetings, and between meetings the

Chair of such Audit Committee maintains contact with the Company’s Treasurer. Each Board also receives periodic presentations from senior personnel of SSGA FM or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas such as business continuity, anti-money laundering, personal trading, valuation, credit and investment research. SSGA FM and other service providers to each Company have adopted a variety of policies, procedures and controls designed to address among other things particular risks to such Company. Different processes, procedures and controls are employed with respect to different types of risk. Each Board also receives reports from counsel to the Company or counsel to SSGA FM and the Board’s own independent legal counsel regarding regulatory compliance and governance matters. Each Board’s oversight role does not make the Board a guarantor of the Company’s investments or activities, or make the Board obligated to perform those activities directly.

How is each Board structured?

The 1940 Act requires that at least 40% of an investment company’s trustees not be “interested persons” (as defined in the 1940 Act) of that company, and as such, those Independent Trustees may not be affiliated with SSGA FM. To rely on certain exemptive rules under the 1940 Act, a majority of an investment company’s trustees must be non-interested trustees, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the non-interested trustees. Currently, a majority of each Company’s Trustees are Independent Trustees. The Chairman of the Board is an Independent Trustee. The Independent Trustees are members of each Company’s Audit Committee and Governance Committee.

Audit Committee. The Audit Committee evaluates and selects the Company’s independent auditors. The Audit Committee meets with the Company’s independent auditors to review the scope and cost of the Company’s audit, reviews the audit report, addresses any issues with the independent auditors, and if there are significant services to be performed by the independent auditors, approves the provision of such services after considering the possible effect of such services on their independence. During the prior fiscal year, the Audit Committee held four meetings.

Governance Committee. The Governance Committee selects and nominates person(s) for election or appointment as Trustees including non-interested Trustees and Trustees who are interested persons of the Companies. The Governance Committee reviews the compensation payable to the non-interested Trustees and makes recommendations to the Board with respect thereto, reviews and evaluates the functioning of the Board and the various committees of the Board, selects independent counsel to the non-interested Trustees and consults with independent counsel so that it may be apprised of regulatory developments affecting governance issues. The Governance Committee is also responsible for reviewing any nominees recommended to the Board by shareholders and evaluates such nominees in the same manner as it evaluates nominees identified by the Governance Committee. Because the Companies do not hold regular annual shareholder meetings, no formal procedures have been established with respect to shareholder submission of Trustee candidates for consideration by the Governance Committee. A copy of the Amended and Restated Audit Committee Charter is attached hereto as Appendix A. During the prior fiscal year, the Governance Committee members met once.

Each Board has delegated to SSGA FM’s Oversight Committee (the “Oversight Committee”) responsibility for establishing the fair value of securities and other investments for which quotations or other market values are either not readily available or do not reflect all market developments. The Oversight Committee performs its role subject to valuation procedures approved by the Board.

During the fiscal year ended December 31, 2017, the Board of VIS held six (6) meetings and each Trustee who was then a member of the Board was present for at least 75% of the aggregate number of meetings of the Board held during the period for which he or she was a Trustee and meetings held by all committees on which he or she served during the period that he or she served.

During the fiscal year ended September 30, 2018, the Board of SSIF held seven (7) meetings and each Trustee who was then a member of the Board was present for at least 75% of the aggregate number of meetings of the Board held during the period for which he or she was a Trustee and meetings held by all committees on which he or she served during the period that he or she served.

Ownership of Fund Shares. The table below sets forth the dollar value of all shares of each of the Companies’ constituent funds and of all funds within the family of investment companies held directly or indirectly by each Trustee and Nominee as of September 30, 2018. To the best of the Companies’ knowledge, as of September 30, 2018, no Trustee or Nominee owned 1% or more of the outstanding shares of any class of a fund, and the Trustees and Nominees of the funds owned, as a group, less than 1% of the shares of each class of each fund.

Trustees (including Nominees)	Name of Company and Fund	Dollar Range of Equity Securities in Each Fund	Aggregate dollar Range of Equity Securities in All Funds Overseen by Trustee or Nominee in Family of Investment Companies
Independent Trustees

Michael F. Holland	None.	None.	None.
Michael A. Jessee	None.	None.	None.
Patrick J. Riley	None.	None.	None.
Richard D. Shirk	None.	None.	Over $100,000
Rina K. Spence	None.	None.	None.
John R. Costantino	None.	None.	None.
Donna M. Rapaccioli	None.	None.	None.

Trustees (including Nominees)	Name of Company and Fund	Dollar Range of Equity Securities in Each Fund	Aggregate dollar Range of Equity Securities in All Funds Overseen by Trustee or Nominee in Family of Investment Companies

Interested Trustees

Ellen M. Needham	None.	None.	None.
Jeanne M. La Porta	None.	None.	None.

To the best of the Companies’ knowledge, as of September 30, 2018 no person owned beneficially more than 5% of the outstanding shares of any class of any Fund’s securities, except as set out in Appendix B to this Proxy Statement.

Independent Public Accountants.

The Board has selected the accounting firm Ernst & Young LLP as the independent public accountant to examine and report on the financial statements of VIS for the fiscal year ending December 31, 2018. The Board selected Ernst & Young LLP as the independent public accountant of SSIF for the fiscal year ended September 30, 2018. The Board intends to select an independent public accountant for SSIF for the fiscal year ending September 30, 2019 no later than December 29, 2018, consistent with Rule 32a-3(a)(1) under the 1940 Act.

Representatives of Ernst & Young LLP are not expected to be represented at the Special Meeting, but a representative is expected to be available via telephone during the Special Meeting to respond to appropriate questions and will have the opportunity to make a statement if the representative so desires.

Audit Fees. For fiscal year ended December 31, 2017, the aggregate fees billed by Ernst & Young LLP for the audit of VIS’s financial statements totaled $195,570. Those fees for fiscal year 2016 were $214,300.

For fiscal year ended September 30, 2018, the aggregate fees billed by Ernst & Young LLP for the audit of SSIF’s financial statements are expected to total $132,280. Those fees for fiscal year 2017 were $183,200.

Audit-Related Fees. For the fiscal years ended December 31, 2017 and December 31, 2016, there were no fees for assurance and related services by Ernst & Young LLP reasonably related to the performance of the audit of VIS’s financial statements that were not reported under “Audit Fees” above.

For the fiscal year ended September 30, 2018, no fees are expected for assurance and related services by Ernst & Young LLP reasonably related to the performance of the audit of SSIF’s financial statements that were not reported under “Audit Fees” above. For the fiscal year ended September 30, 2017, there were no fees for assurance and related services by Ernst & Young LLP reasonably related to the performance of the audit of SSIF’s financial statements that were not reported under “Audit Fees” above.

Tax Fees. For fiscal year December 31, 2017, the aggregate fees billed by Ernst & Young LLP for its professional services related to tax compliance, tax advice and tax planning for VIS totaled $52,947. For fiscal year 2016, those fees were $53,172.

For fiscal year September 30, 2018, the aggregate fees billed by Ernst & Young LLP for its professional services related to tax compliance, tax advice and tax planning for SSIF are expected to total $51,318. For fiscal year 2017, those fees were $60,775.

All Other Fees. The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to VIS, the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to such Company for the fiscal years ended December 31, 2017 and December 31, 2016 were $7,777,372 and $7,722,372 respectively.

The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to SSIF, the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to such Company for the fiscal year ended September 30, 2018 are expected to total $6,581,832. For the fiscal year ended, September 30, 2017 those fees were $7,777,372.

All of the services described above were approved by each Company’s Audit Committee pursuant to pre-approval policies and procedures adopted by the Audit Committee. Pursuant to such policies and procedures each Audit Committee pre-approves: (i) all audit and non-audit services to be rendered to the Company by Ernst & Young LLP; and (ii) all permissible non-audit services related to the Company provided by Ernst & Young LLP to the Adviser or any affiliate thereof that provides ongoing services to the Company (collectively, “Covered Services”). Each Audit Committee has adopted pre-approval procedures authorizing one or more members of the Audit Committee to pre-approve from time to time, on behalf of the Audit Committee, all Covered Services to be provided by Ernst & Young LLP that are not otherwise pre-approved at a meeting of the Audit Committee, provided that such delegate reports to the full Audit Committee at its next regularly scheduled meeting. Each Audit Committee has delegated this general pre-approval authority to the Chairperson, or a Co-Chairperson, of the Audit Committee. The pre-approval procedures do not include delegation of the Audit Committee’s responsibilities to management.

The Audit Committee of each Board will periodically consider whether Ernst & Young LLP’s receipt of non-audit fees from that Company, the Adviser and all entities controlling, controlled by, or under common control with the Adviser that provide services to such Company and/or the Company’s constituent funds is compatible with maintaining the independence of Ernst & Young LLP.

Change in Audit Firm

KPMG LLP (“KPMG”) served as the independent registered certified public accounting firm of VIS through its resignation as of June 30, 2016. On September 9, 2016, upon recommendation by the Audit Committee of VIS, VIS’s Board of Directors

selected Ernst & Young LLP to replace KPMG as the independent public accountant for the fiscal year ended December 31, 2016.

The reports of KPMG on the financial statements for the fiscal years ended December 31, 2014 and December 31, 2015 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During VIS’s fiscal years ended December 31, 2014 and December 31, 2015 and through the period ended June 30, 2016, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KPMG would have caused them to make reference thereto in their reports on the financial statements for such years or periods.

During VIS’s fiscal years ended December 31, 2014 and December 31, 2015 and through the period ended June 30, 2016, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K). The Funds requested and KPMG furnished a letter addressed to the Securities and Exchange Commission stating whether or not it agreed with the above statements. A copy of such letter was filed as Exhibit 77 to Form N-SAR for the period ended December 31, 2016.

During VIS’s fiscal years ended December 31, 2014 and December 31, 2015 and through September 9, 2016, neither VIS nor anyone on its behalf has consulted Ernst & Young LLP on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on VIS’s financial statements or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulations S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

During the fiscal year ended December 31, 2016, the aggregate fees billed to VIS for professional services rendered by KPMG were $2,800 for tax-related services and $5,000 for services related to the transition to Ernst & Young LLP.

During the fiscal year ended September 30, 2016, the aggregate fees billed to SSIF for professional services rendered by KPMG were $2,800 for tax-related services and $5,000 for services related to the transition to Ernst & Young LLP.

Trustees’ Compensation.

Each current Independent Trustee of the Companies receives an annual fee of $150,000 for services as a director or trustee for the Companies (which, as of September 30, 2018, included two investment companies (SSIF and VIS) and their various fund portfolios), which fee is allocated proportionately between those companies based upon total assets. In addition to this annual fee, Mr. Costantino, as Chairman of the board of each such investment company, also receives $20,000 per annum. Ms. Rapaccioli, as the Chair of the Audit Committee, receives $10,000 per annum for serving in that capacity.

Each Interested Trustee serves without receiving compensation from the Companies.

The compensation that Independent Trustees received from SSIF during the fiscal year ended September 30, 2018 and from VIS during the fiscal year ended December 31, 2017 is set forth in Appendix C.

Information regarding the Officers.

Below are the names, ages, mailing address and business experience during the past five years of the principal officers of the Companies. None of the officers listed below receives compensation from any of the Companies. No changes to the officers of the Companies are being proposed.

Name, Address, and Year of Birth	Position(s) Held with the Companies	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years; Other Relevant Experience, Attributes and Skills
Jeanne M. La Porta SSGA FM 1600 Summer St. Stamford, CT 06905 Age 52	Trustee and President	Until successor is elected and qualified. Served: Since 2014	Senior Managing Director at State Street Global Advisors (July 2016 – present); Director of State Street Global Advisors Funds Distributors, LLC (May 2017 – present); President of GE Retirement Savings Plan Funds (July 2016 – present); Senior Vice President and Commercial Operations Leader at GE Asset Management Incorporated (“GEAM”) (March 2014 – July 2016); President of State Street Institutional Funds and State Street Variable Insurance Series Funds, Inc. (April 2014 – present); President and Trustee of GEAM’s UCITs Funds (March 2014 – November 2014); Senior Vice President and Commercial Administrative Officer at GEAM (April 2010 – March 2014); Vice President of State Street Institutional Funds (July 2003 – April 2014); Vice President of Elfun Funds and GE Retirement Savings Plan Funds (October 2003 – July 2016); Secretary of GE Funds (July 2007 – September 2010) and Vice President (July 2007 – February 2011); Senior Vice President and Deputy General Counsel of GEAM (October 2007 – April 2010); Vice President and Assistant Secretary of Elfun Funds and GE Retirement Savings Plan Funds (July 2003 – June 2010); and Vice President and Associate General Counsel – Marketing and Client Services (formerly Asset Management Services) at GEAM (May 1997 – October 2007).

Name, Address, and Year of Birth	Position(s) Held with the Companies	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years; Other Relevant Experience, Attributes and Skills
Arthur A. Jensen SSGA FM 1600 Summer Street Stamford, CT 06905 Age 51	Treasurer	Until successor is elected and qualified. Served: Since 2011	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (July 2016 – present); Deputy Treasurer of Elfun Funds (July 2016 – present); Treasurer of State Street Institutional Funds, State Street Variable Insurance Series Funds, Inc. and GE Retirement Savings Plan Funds (June 2011 – present); Treasurer of Elfun Funds (June 2011 – July 2016); Mutual Funds Controller of GEAM (April 2011 – July 2016).

Brian Harris SSGA FM One Iron Street Boston, MA 02210 Age 44	Chief Compliance Officer (State Street Institutional Funds only), Chief Compliance Officer (State Street Variable Insurance Series Funds, Inc. only), and Anti-Money Laundering Officer	Until successor is elected and qualified. Served: Since 2018	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (June 2013 – present)*; Senior Vice President and Global Head of Investment Compliance, BofA Global Capital Management (2010 – 2013).

Bruce S. Rosenberg SSGA FM One Iron Street Boston, MA 02210 Age 56	Assistant Treasurer	Until successor is elected and qualified. Served: Since 2016	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (July 2015 – present); Director, Credit Suisse (April 2008 – July 2015).

Ann M. Carpenter SSGA FM One Iron Street Boston, MA 02210 Age 51	Assistant Treasurer	Until successor is elected and qualified. Served: Since 2016	Chief Operating Officer, SSGA Funds Management, Inc. (2005 – present)*; Managing Director, State Street Global Advisors (2005 – present).*

Chad C. Hallett SSGA FM One Iron Street Boston, MA 02210 Age 48	Assistant Treasurer	Until successor is elected and qualified. Served: Since 2016	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (November 2014 – present); Vice President, State Street Bank and Trust Company (2001 – November 2014).

Darlene Anderson-Vasquez SSGA FM One Iron Street Boston, MA 02210 Age 49	Assistant Treasurer	Until successor is elected and qualified. Served: Since 2017	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (May 2016 – present); Senior Vice President, John Hancock Investments (September 2007 – May 2016).

Name, Address, and Year of Birth	Position(s) Held with the Companies	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years; Other Relevant Experience, Attributes and Skills

Daniel G. Plourde SSGA FM One Iron Street Boston, MA 02210 Age 38	Assistant Treasurer	Until successor is elected and qualified. Served: Since 2017	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (May 2015 –present); Officer, State Street Bank and Trust Company (March 2009 – May 2015).

Jesse D. Hallee State Street Bank and Trust Company 100 Summer Street, 7th Floor Boston, MA 02111-2900 Age 41	Secretary	Until successor is elected and qualified. Served: Since 2017	Vice President and Managing Counsel, State Street Bank and Trust Company (2013 – present); Vice President and Counsel, Brown Brothers Harriman & Co. (2007 – 2013).

*	Served in various capacities and/or with various affiliated entities during noted time period.

What happens if shareholders do not approve the Nominees?

If shareholders of a Company do not approve the Nominees, such Company will continue to be managed under the current Trustees and the Board will determine what action, if any, should be taken.

What does the Board recommend?

Each Board has determined that election of the six (6) Nominees as Trustees is in the interests of the Company and its shareholders. Accordingly, after consideration of the above factors and other information it considered relevant, each Board, including all of the Independent Trustees, unanimously approved the nomination of each of the six (6) Nominees. Each Board is recommending that the shareholders vote “FOR” each of the Nominees.

EACH BOARD RECOMMENDS

THAT SHAREHOLDERS VOTE “FOR” EACH OF THE NOMINEES UNDER THE PROPOSAL

GENERAL INFORMATION ABOUT THE PROXY STATEMENT

Who is asking for my vote?

Each Company’s Board is soliciting your vote for a Special Meeting of shareholders of that Company.

How is my proxy being solicited?

Each Company has retained Broadridge Investor Communication Solutions, Inc. (the “Proxy Solicitor”) to assist in the solicitation of proxies, at an estimated cost of $62,273 which will be paid by the Adviser. As the date of the Special Meeting approaches, certain shareholders may receive a telephone call from a representative of the Proxy Solicitor if their votes have not yet been received. Authorization to permit the Proxy Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of the Companies. Proxies that are obtained telephonically will be recorded in accordance with certain procedures, as explained further below. Each Board believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined and recorded.

In situations where a telephonic proxy is solicited, the Proxy Solicitor’s representative is required to ask for each shareholder’s full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), the number of shares owned, and to confirm that the shareholder has received the proxy materials in the mail. The Proxy Solicitor’s representative will explain the process, read the Proposal on the Proxy Ballot, and ask for the shareholder’s instructions on the Proposal. Although the Proxy Solicitor’s representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than reading any recommendation set forth in the Proxy Statement. The Proxy Solicitor’s representative will record the shareholder’s instructions on the Proxy Ballot. Within approximately 72 hours of soliciting telephonic voting instructions, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call the Proxy Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

In addition to solicitation by mail, certain officers and representatives of the Companies, officers and employees of the Adviser or its affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit votes by telephone, telegram, facsimile, or other communication.

What happens to my proxy once I submit it?

Each Board has named Bruce Rosenberg, Assistant Treasurer of the Companies, and Ann Carpenter, Assistant Treasurer of the Companies, or one or more substitutes designated by them, as proxies who are authorized to vote Fund shares as directed by shareholders.

If you followed the instructions when you voted, your proxies will vote your shares as you have directed. If you submitted a Proxy Ballot but did not vote on the Proposal, your proxies will vote on the Proposal as recommended by the Board, except as described under “What are the voting rights and the quorum requirements?”

Can I revoke my proxy after I submit it?

A shareholder may revoke the accompanying proxy at any time prior to its use by filing with the Company a written revocation or a duly executed proxy bearing a later date. In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given. The persons named in the accompanying proxy will vote as directed by the shareholder under the proxy. In the absence of voting directions under any proxy that is signed and returned, they intend to vote “FOR” the Proposal and may vote in their discretion with respect to other matters not now known to the Board that may be presented at the Special Meeting.

What are the voting rights and quorum requirements?

Each shareholder of a Company is entitled to one vote for each share held as to any matter on which such shareholder is entitled to vote and for each fractional share that is owned, the shareholder shall be entitled to a proportionate fractional vote. For SSIF, Thirty percent (30%) of the shares entitled to vote shall constitute a quorum. For VIS, one-third (1/3) of the shares entitled to vote shall constitute a quorum. Shares have no preemptive or subscription rights.

Only shareholders of the Funds at the close of business on November 5, 2018 (the “Record Date”) will be entitled to be present and give voting instructions for the Funds at the Special Meeting with respect to their shares owned as of the Record Date. To be counted, the properly executed Voting Instruction Form must be received no later than 5:00 p.m. on January 9, 2019. Appendix D sets forth the number of shares of each class of each Fund issued and outstanding as of the Record Date.

The shareholders in attendance at the Special Meeting may adjourn the Special Meeting. The question of adjournments may also be (but is not required to be) submitted to vote of the shareholders of record, and in that case, any adjournment with respect to one or more matters must be approved by the vote of a majority of the votes cast in person or by proxy at the Special Meeting with respect to the matter or matters adjourned, whether or not a quorum is present with respect to such matter or matters, and if approved, such adjournment shall take place without the necessity of further notice. Any shares present and entitled to vote at the Special Meeting may, at the discretion of the proxies named therein, be voted in favor of such an adjournment.

If a shareholder abstains from voting as to any matter, or if a broker returns a “non-vote” proxy, indicating a lack of authority to vote on a matter, then the shares represented by such abstention or non-vote will be treated as shares that are present at the Special Meeting for purposes of determining the existence of a quorum. However, abstentions and broker non-votes will be disregarded in determining the “votes cast” on an issue. Since the Proposal requires the affirmative vote of a plurality of the shares cast at the Special Meeting, an abstention or broker non-vote will have no effect on such matter.

Voting by Insurance Companies

The following information is relevant to shareholders or variable contract owners of VIS.

Insurance company separate accounts (the “Separate Accounts”) are the only shareholders of record of the Funds. Each Separate Account is a segregated asset account established by an insurance company (the “Insurance Companies”). Certain Separate Accounts are registered with the SEC under the 1940 Act as unit investment trusts, whereas other Separate Accounts are excluded from the definition of “investment company” for purposes of the 1940 Act and therefore are not registered with the SEC under the 1940 Act. Net premiums paid by a variable contract owner may be allocated to one or more of the sub-accounts of each Separate Account that invest in shares of the Funds.

Each Insurance Company will vote the shares of the Funds held by its Separate Accounts at the Special Meeting in accordance with timely instructions received from persons entitled to give voting instructions under the variable contracts. All properly executed Proxy Cards received by the issuing Insurance Company by the close of business on January 9, 2019 will be counted for purposes of voting at the Special Meeting.

The number of shares of capital stock in a Fund for which a variable contract owner may give voting instructions is equal to the number of shares, or fraction of shares, held in the Separate Account attributable to the owner’s variable contract on the Record Date. Each share of such outstanding capital stock is entitled to one vote, and fractional votes are counted.

Each Insurance Company will vote shares attributable to variable contracts as to which no voting instructions are received in proportion (for or withhold) to those for which instructions are received. If an executed Proxy Card is received but does not specify a choice as to the Proposal, each Insurance Company will consider its timely receipt as an instruction to vote in favor of the Proposal. In certain circumstances, an Insurance Company has the right to disregard voting instructions from certain variable contract owners, although the Adviser is not aware that any Insurance Company believes that these circumstances exist with respect to the matters to be voted on at the Special Meeting.

The Insurance Companies do not require that a specified number of contract owners submit voting instructions before the Insurance Companies will vote the shares of a Fund held by their respective Separate Accounts at the Special Meeting. Therefore, a small number of variable contract owners may determine whether a Proposal is approved. In determining to vote the shares of a Fund held by its Separate Accounts at the Special Meeting, an Insurance Company, in its sole discretion, may consider such factors as (1) the percentage of votes represented by voting instructions received by the Insurance Company, and (2) the percentage of variable contracts represented by voting instructions received by the Insurance Company. When such determination has been made, the Insurance Company will vote the shares of the Fund held by its Separate Accounts as outlined in the paragraph above.

Can shareholders submit proposals for consideration in a proxy statement?

The Companies are not required to hold annual meetings and currently do not intend to hold such meetings. A shareholder proposal to be considered for inclusion in a proxy statement at any subsequent meeting of shareholders must be submitted in a reasonable time before a proxy statement for that meeting is printed and mailed. Whether a proposal is included in a proxy statement will be determined in accordance with applicable federal and state laws.

What if a proposal that is not in this Proxy Statement comes up at the Special Meeting?

If any other matter is properly presented, your proxies will vote in their discretion in accordance with their best judgment, including any proposal to adjourn the meeting. At the time this Proxy Statement was printed, the Boards knew of no matter that needed to be acted upon at the Special Meeting other than the Proposal discussed in this Proxy Statement.

What is “Householding?”

Only one copy of this Proxy Statement may be mailed to each household, even if more than one person in the household is a shareholder of record of any of the Funds, unless a Company has received contrary instructions from one or more of the household’s shareholders. If a shareholder needs an additional copy of this Proxy Statement, please contact Shareholder Services at 1-800-242-0134. If in the future, any shareholder does not wish to combine or wishes to recombine the mailing of a proxy statement with household members, please inform the applicable Company in writing at One Iron Street, Boston, Massachusetts 02210 or via telephone at 1-800-242-0134.

Who pays for this proxy solicitation?

The Companies will not pay the expenses in connection with the proxy solicitation, Proxy Statement and Special Meeting. The Adviser (or an affiliate) will pay such expenses, including the printing, mailing, solicitation and vote tabulation expenses, legal fees, and out-of-pocket expenses.

Your vote is important regardless of the number of shares you own. To assure the presence of a quorum at the Special Meeting, and to avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the Proxy Statement and cast your vote via the Internet or telephone by following the instructions on your Notice of Internet Availability of Proxy Materials and at www.proxyvote.com, or if you have requested a proxy ballot by mail, you may vote by signing, voting and returning that proxy ballot in the envelope provided. It is important that your proxy ballot be received no later than January 9, 2019.

Jeanne M. La Porta

President, State Street Institutional Funds and

State Street Variable Insurance Series Funds, Inc.

November 19, 2018

One Iron Street

Boston, Massachusetts 02210

APPENDIX A

GOVERNANCE COMMITTEE CHARTER

STATE STREET INSTITUTIONAL FUNDS

STATE STREET VARIABLE INSURANCE SERIES FUNDS, INC.

Board Composition & Governance Committee Structure

The Board of Trustees/Directors (hereinafter, the “Board” or “Boards”, and the members thereof, each, a “Director”, and collectively, the “Directors”) of State Street Institutional Funds and State Street Variable Insurance Series Funds, Inc. (collectively, the “Funds”) have adopted a policy in compliance with applicable law to have at least a majority of each Board composed of disinterested directors (hereinafter, the “Independent Directors”), as defined under the Investment Company Act of 1940 (the “1940 Act”), of the Funds.

Notwithstanding the above statement, as a result of the acquisition of GE Asset Management Incorporated by State Street Corporation, during the period of July 1, 2016 through June 30, 2019, each Board has a policy consistent with Section 15(f)(1)(A) of the 1940 Act to have at least 75% of the Board composed of Independent Trustees/Directors with respect to both SSGA Funds Management, Inc. and GE Asset Management Incorporated.

There shall also be a committee of the Board to be known as the Governance Committee (the “Committee”). The Committee shall be composed solely of Independent Directors. There shall be three members of this Committee; although a majority of the Independent Directors may change the number of Committee members at any time, and shall nominate members of the Committee. The Chairperson of the Board shall serve as the Chairperson of the Committee. The Chairperson of the Committee shall set the agenda for, and preside at, each meeting of the Committee and shall engage in other activities on behalf of the Committee, as determined from time to time by the Committee. A list of the current members of the Committee is attached to these procedures as Appendix A.

1.    Meetings

The Committee may meet either on its own or in conjunction with meetings of the full Board. Meetings of the Committee may be held in person, by videoconference or by conference telephone. Where appropriate, the Committee may take action by unanimous written consent in lieu of a meeting.

2.    Responsibilities

The duties of the Committee are:

•	to select and nominate persons for election or appointment as Directors including Independent Directors and Directors who are interested persons of the Fund (i) as additions to the Board, (ii) to fill vacancies which, from time to time, may occur in the Board and (iii) for election by a Fund’s shareholders at meetings called for the election of Directors;

•	to review from time to time the compensation payable to the Independent Directors and to make recommendations to the Board with respect thereto;

•	to review and evaluate no less frequently than annually the functioning of the Board and the various committees of the Board and to make recommendations to the Board with respect thereto;

•	to select independent legal counsel to the Independent Directors and recommend the retention of such counsel to the Independent Directors; and

•	to consult with independent counsel for the Independent Directors so that it may be apprised of regulatory developments affecting governance issues.

•	to confirm no less frequently than annually the independent status of the Independent Directors.

3.    Nomination of Independent Directors

After a determination by the Committee that a person should be nominated as an additional Independent Director, or as soon as practical after a vacancy occurs or it appears that a vacancy is about to occur for an Independent Director position, the Committee shall nominate a person for appointment by a majority of the members of the full Board. Prior to a meeting of the shareholders of the Funds called for the purpose of electing Independent Directors, a Funds’ Committee shall nominate one or more persons for election as Independent Directors at such meeting.

Evaluation by the Committee of a person as a potential nominee to serve as an Independent Director should include (but need not be limited to):

•

upon advice of independent legal counsel to the Board, whether or not the person is “independent” and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director of the Fund;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of an Independent Director;

•

the contribution which the person can make to the Board and the Fund, with consideration being given to the person’s business experience, education and such other factors as the Committee may consider relevant;

•	the character and integrity of the person;

•	desirable personality traits of the individual including independence, leadership and the ability to work with the other members of the Board; and

•	consistent with the 1940 Act, the Committee may consider recommendations from management in its evaluation process, as it deems appropriate.

In addition, the Committee may consider whether a nominee’s professional experience, education, skills and other individual qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to the Board’s membership and collective attributes. Such considerations will vary based on the Board’s existing membership and other factors, such as the strength of a potential nominee’s overall qualifications relative to diversity considerations.

The Committee shall review nominees recommended to the Board by shareholders and shall evaluate such nominees in the same manner as it evaluates nominees identified by the Committee.

As long as any class of any Fund is subject to any provision of the 1940 Act and/or any rule or regulation adopted thereunder that requires that the selection and nomination of the Independent Director of a Fund be limited solely to the discretion of the Independent Directors, the Committee shall comply with such requirements.

4.    Review of Compensation

The Committee shall periodically review and recommend the amount of compensation payable to the Independent Directors and other Directors who are not employees of any adviser or principal underwriter of the Fund and report its findings and recommendations to the full Board. Compensation shall be based on the responsibilities and duties of the Independent Director.

5.    Evaluation Function

The Funds’ Committee shall work together to implement a periodic evaluation process of the Boards’ effectiveness, and all committees of such Boards. The evaluation should consider the effectiveness of a Fund’s committee structure and the number of Funds on whose Boards each Director serves. The evaluation process should occur no less frequently than annually and the Funds’ Board minutes should reflect that the evaluation occurred and should list the agenda items discussed.

6.    Selection of Counsel

The Committee shall consider and oversee the selection of independent legal counsel to the Independent Directors and recommend such counsel to the Independent Directors. In making such recommendation, the Committee will examine and monitor such legal counsel’s client relationships in order to ascertain continued independence.

7.    Independent Director Meetings

The Committee shall meet, at least quarterly, in a separate session with the other Independent Directors to discuss matters related to corporate governance, including matters specific to the Fund, the investment performance of SSGA Funds Management, Inc. and the performance of other service providers.

8.    Independent Director Staff

The Independent Directors, including the Committee, are authorized, at their own discretion, to hire reasonable staff, consultants or other experts to assist them on matters requiring additional expertise. The associated reasonable expense will be an appropriate Fund expense.

9.    Retirement Policy

A Board member shall retire on or before December 31 of the year in which he/she turns 75.

10.    Review of Charter & Responsibilities

The Committee shall periodically review the role of the Committee and this Charter and make recommendations to the Independent Directors with respect thereto.

11.    Maintenance of Charter & Procedures

Each Fund shall maintain and preserve in an easily accessible place a copy of the current Charter and any prior version approved by the Board.

Updated:	June 7, 2012
December 14, 2017

APPENDIX A

The FUND’S GOVERNANCE COMMITTEE

Current as of December 14, 2017

MEMBER	TITLE
John Costantino (Chairperson)	Independent Director/Trustee
R. Sheldon Johnson	Independent Director/Trustee
Donna Rapaccioli	Independent Director/Trustee

APPENDIX B

BENEFICIAL OWNERS OF MORE THAN 5% OF ANY CLASS OF ANY FUND

As of September 30, 2018, the following shareholders owned of record 5% or more of the issued and outstanding shares of each constituent fund of the Companies, as described. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:

STATE STREET INSTITUTIONAL FUNDS

Fund	Name and Address	Percentage of Ownership
STATE STREET INSTITUTIONAL U.S. EQUITY FUND	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	47.8%

STATE STREET INSTITUTIONAL U.S. EQUITY FUND	THE MANUFACTURERS LIFE INSURANCE COMPANY 200 BLOOR STREET EAST TORONTO ONTARIO CANADA M4W 1E5	47.7%

STATE STREET INSTITUTIONAL SMALL-CAP EQUITY FUND	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	93.8%

STATE STREET INSTITUTIONAL PREMIER GROWTH EQUITY FUND	WELLS FARGO FBO VARIOUS RETIREMENT PLANS 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288	69.9%

STATE STREET INSTITUTIONAL PREMIER GROWTH EQUITY FUND	WELLS FARGO BANK NA FBO MODESTO IRRIGATION BASIC PO BOX 1533 MINNEAPOLIS MN 55480-1533	8.3%

STATE STREET INSTITUTIONAL PREMIER GROWTH EQUITY FUND	ASCENSUS TRUST COMPANY FBO THE INSTRUMENTARIUM SAVINGS INVESTMENT PLAN PO BOX 10758 FARGO ND 58106-0758	6.1%

STATE STREET INSTITUTIONAL INTERNATIONAL EQUITY FUND	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	97.9%

Fund	Name and Address	Percentage of Ownership

STATE STREET ACTIVE CORE BOND FUND	WELLS FARGO BANK FBO PENSKE TRUCK LEASING CO 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28262-8522	57.3%

STATE STREET ACTIVE CORE BOND FUND	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	38.2%

STATE STREET VARIABLE INSURANCE SERIES FUNDS, INC.

Fund	Name and Address	Percentage of Ownership
STATE STREET INCOME V.I.S. FUND	GENWORTH LIFE & ANNUITY ASSURANCE COMPANY SEPARATE ACCOUNT ATTN VARIABLE ACCOUNTING 6610 W BROAD ST RICHMOND VA 23230-1702	93.64%

STATE STREET INCOME V.I.S. FUND	GENWORTH LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT ATTN GEOFF SALE 6610 W BROAD ST BLDG 3 5TH FLR RICHMOND VA 23230-1702	5.31%

STATE STREET PREMIER GROWTH EQUITY V.I.S. FUND	GENWORTH LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT ATTN VARIABLE ACCOUNTING 6610 W BROAD ST BLDG 3 5TH FLR RICHMOND VA 23230-1702	90.93%

STATE STREET PREMIER GROWTH EQUITY V.I.S. FUND	GENWORTH LIFE INSURANCE COMPANY POWER PORTFOLIO ATTN VARIABLE ACCOUNTING 6610 W BROAD ST BLDG 3 5TH FLR RICHMOND VA 23230-1702	7.37%

STATE STREET REAL ESTATE SECURITIES V.I.S. FUND	GENWORTH LIFE & ANNUITY ASSURANCE COMPANY SEPARATE ACCOUNT ATTN VARIABLE ACCOUNTING 6610 W BROAD ST BLDG 3 5TH FLR RICHMOND VA 23230-1702	92.88%

Fund	Name and Address	Percentage of Ownership

STATE STREET REAL ESTATE SECURITIES V.I.S. FUND	GENWORTH LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT ATTN GEOFF SALE 6610 W BROAD ST BLDG 3 5TH FLR RICHMOND VA 23230-1702	7.12%

STATE STREET S&P 500 INDEX V.I.S. FUND	GENWORTH LIFE & ANNUITY ASSURANCE COMPANY SEPARATE ACCOUNT ATTN VARIABLE ACCOUNTING 6610 W BROAD ST BLDG 3 5TH FLR RICHMOND VA 23230-1702	95.82%

STATE STREET SMALL-CAP EQUITY V.I.S. FUND	GENWORTH LIFE & ANNUITY ASSURANCE COMPANY SEPARATE ACCOUNT ATTN VARIABLE ACCOUNTING 6610 W BROAD ST BLDG 3 5TH FLR RICHMOND VA 23230-1702	95.36%

STATE STREET U.S. EQUITY V.I.S. FUND	GENWORTH LIFE & ANNUITY ASSURANCE COMPANY SEPARATE ACCOUNT ATTN VARIABLE ACCOUNTING 6610 W BROAD ST BLDG 3 5TH FLR RICHMOND VA 23230-1702	89.98%

STATE STREET U.S. EQUITY V.I.S. FUND	GENWORTH LIFE INSURANCE COMPANY POWER PORTFOLIO ATTN VARIABLE ACCOUNTING 6610 W BROAD ST BLDG 3 5TH FLR RICHMOND VA 23230-1702	7.35%

STATE STREET TOTAL RETURN V.I.S. FUND	GENWORTH LIFE & ANNUITY ASSURANCE COMPANY SEPARATE ACCOUNT ATTN VARIABLE ACCOUNTING 6610 W BROAD ST BLDG 3 5TH FLR RICHMOND VA 23230-1702	37.7%

STATE STREET TOTAL RETURN V.I.S. FUND	GENWORTH LIFE & ANNUITY ASSURANCE COMPANY SEPARATE ACCOUNT ATTN VARIABLE ACCOUNTING 6610 W BROAD ST BLDG 3 5TH FLR RICHMOND VA 23230-1702	33.2%

STATE STREET TOTAL RETURN V.I.S. FUND	PACIFIC LIFE INSURANCE COMPANY SEPARATE ACCOUNT A 700 NEWPORT CENTER DR NEWPORT BEACH CA 92660-6397	21.3%

APPENDIX C

INDEPENDENT TRUSTEE COMPENSATION

STATE STREET INSTITUTIONAL FUNDS

The table below sets forth the compensation that Independent Trustees received from SSIF during the fiscal year ended September 30, 2018.

Independent Trustee	Fund Name	Total Compensation from Fund	Total Compensation from all Investment Companies Managed by SSGA FM
John R. Costantino	STATE STREET INSTITUTIONAL U.S. EQUITY FUND	$14,277.52	$170,000.00
	STATE STREET INSTITUTIONAL SMALL-CAP EQUITY FUND	$33,707.02
	STATE STREET INSTITUTIONAL PREMIER GROWTH EQUITY FUND	$7,874.41
	STATE STREET INSTITUTIONAL INTERNATIONAL EQUITY FUND	$28,533.73
	STATE STREET ACTIVE CORE BOND FUND	$6,698.57

Donna M. Rapaccioli	STATE STREET INSTITUTIONAL U.S. EQUITY FUND	$13,437.67	$160,000.00
	STATE STREET INSTITUTIONAL SMALL-CAP EQUITY FUND	$31,724.27
	STATE STREET INSTITUTIONAL PREMIER GROWTH EQUITY FUND	$7,411.21
	STATE STREET INSTITUTIONAL INTERNATIONAL EQUITY FUND	$26,855.28
	STATE STREET ACTIVE CORE BOND FUND	$6,304.54

STATE STREET VARIABLE INSURANCE SERIES FUNDS, INC.

The table below sets forth the compensation that Independent Trustees received from VIS during the fiscal year ended December 31, 2017.

Independent Trustee	Fund Name	Total Compensation from Fund	Total Compensation from all Investment Companies Managed by SSGA FM
John R. Costantino	STATE STREET INCOME V.I.S. FUND	$605.60	$170,000.00
	STATE STREET PREMIER GROWTH EQUITY V.I.S. FUND	$806.97
	STATE STREET REAL ESTATE SECURITIES V.I.S. FUND	$1,720.38
	STATE STREET S&P 500 INDEX V.I.S. FUND	$225.04
	STATE STREET SMALL-CAP EQUITY V.I.S. FUND	$1,002.95
	STATE STREET U.S. EQUITY V.I.S. FUND	$656.08
	STATE STREET TOTAL RETURN V.I.S. FUND	$54,925.39

Donna M. Rapaccioli	STATE STREET INCOME V.I.S. FUND	$569.98	$160,000.00
	STATE STREET PREMIER GROWTH EQUITY V.I.S. FUND	$759.50
	STATE STREET REAL ESTATE SECURITIES V.I.S. FUND	$1,619.18
	STATE STREET S&P 500 INDEX V.I.S. FUND	$211.81
	STATE STREET SMALL-CAP EQUITY V.I.S. FUND	$943.95
	STATE STREET U.S. EQUITY V.I.S. FUND	$617.49
	STATE STREET TOTAL RETURN V.I.S. FUND	$51,694.45

APPENDIX D

SHARES ISSUED AND OUTSTANDING & NUMBER OF VOTES

(BY FUND)

The following table sets forth the number of shares of each class of each constituent fund of the Companies issued and outstanding as well as the number of votes corresponding to those shares as of the Record Date:

STATE STREET INSTITUTIONAL FUNDS

Fund	Share Class	Shares Outstanding	Number of Votes
STATE STREET INSTITUTIONAL U.S. EQUITY FUND	Investment	31,410,338.06	31,410,338.06
STATE STREET INSTITUTIONAL U.S. EQUITY FUND	Service	7,089.49	7,089.49
STATE STREET INSTITUTIONAL SMALL-CAP EQUITY FUND	Investment	68,816,213.28	68,816,213.28
STATE STREET INSTITUTIONAL SMALL-CAP EQUITY FUND	Service	119,364.07	119,364.07
STATE STREET INSTITUTIONAL PREMIER GROWTH EQUITY FUND	Investment	20,911,606.51	20,911,606.51
STATE STREET INSTITUTIONAL PREMIER GROWTH EQUITY FUND	Service	859,114.26	859,114.26
STATE STREET INSTITUTIONAL INTERNATIONAL EQUITY FUND	Investment	5,476,043.09	5,476,043.09
STATE STREET INSTITUTIONAL INTERNATIONAL EQUITY FUND	Service	1,336,274.54	1,336,274.54
STATE STREET ACTIVE CORE BOND FUND	Investment	24,315,990.75	24,315,990.75
STATE STREET ACTIVE CORE BOND FUND	Service	8,617.77	8,617.77

STATE STREET VARIABLE INSURANCE SERIES FUNDS, INC.

Fund	Share Class	Shares Outstanding	Number of Votes
STATE STREET INCOME V.I.S. FUND	Class 1	1,695,640.93	1,695,640.93
STATE STREET PREMIER GROWTH EQUITY V.I.S. FUND	Class 1	321,612.48	321,612.48
STATE STREET REAL ESTATE SECURITIES V.I.S. FUND	Class 1	4,490,228.40	4,490,228.40
STATE STREET S&P 500 INDEX V.I.S. FUND	Class 1	3,909,159.02	3,909,159.02
STATE STREET SMALL-CAP EQUITY V.I.S. FUND	Class 1	2,441,968.27	2,441,968.27
STATE STREET U.S. EQUITY V.I.S. FUND	Class 1	561,140.58	561,140.58
STATE STREET TOTAL RETURN V.I.S. FUND	Class 1	39,809,012.42	39,809,012.42
STATE STREET TOTAL RETURN V.I.S. FUND	Class 3	64,123,928.03	64,123,928.03

PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

To authorize your proxy by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website.

To authorize your proxy by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions.

To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	E52388-S77236	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

Each Board unanimously recommends that you vote “FOR” each Proposal that applies to the Trust it oversees.		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.
1. To elect the following nominees as Trustees of State Street Institutional Funds and State Street Variable Insurance Series Funds, Inc.:		☐	☐	☐

01) Michael F. Holland	04) Patrick J. Riley
02) Michael A. Jessee	05) Richard D. Shirk
03) Ellen M. Needham	06) Rina K. Spence

To transact such other business as may properly come before the Combined Special Meeting or any adjournment thereof.

Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials

for the Combined Special Meeting of Shareholders:

The Proxy Statement is available at www.proxyvote.com.

E52389-S77236

STATE STREET INSTITUTIONAL FUNDS

STATE STREET VARIABLE INSURANCE SERIES FUNDS, INC.

PROXY FOR A COMBINED SPECIAL MEETING OF SHAREHOLDERS ON JANUARY 10, 2019

This proxy is solicited by the Boards of Trustees of State Street Institutional Funds and State Street Variable Insurance Series Funds, Inc. (collectively, the “Companies”) for use at a Combined Special Meeting of shareholders of the Companies (the “Combined Special Meeting”) to be held at 11:00 a.m., local time, on January 10, 2019 at One Lincoln Street, Boston, MA 02111.

The undersigned hereby appoints Ellen Needham and Ann Carpenter, and each of them separately, with full power of substitution to each, as proxies of the undersigned, to represent the undersigned, and to vote, as designated on the reverse side of this proxy card, at the above-stated Combined Special Meeting and at any and all adjournments and postponements thereof, all shares of the Fund that the undersigned is entitled to vote at the Combined Special Meeting, and at any and all adjournments and postponements thereof, on the matter listed on the reverse side of this proxy card and in their discretion on any other matter which may come before the Combined Special Meeting, and at any and all adjournments and postponements thereof. In a case where the undersigned fails to designate a choice on the matter listed on the reverse side of this proxy card, the proxies will vote in favor of the matter at the Combined Special Meeting, and at any and all adjournments and postponements thereof.

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE

PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

To vote by Internet 1) Read the Proxy Statement and have the voting instruction card below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website.

To vote by Telephone 1) Read the Proxy Statement and have the voting instruction card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions.

To vote by Mail

1)  Read the Proxy Statement.

2)  Check the appropriate box on the voting instruction card below.

3)  Sign and date the voting instruction card.

4)  Return the voting instruction card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	E53196-Z73585	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

Each Board unanimously recommends that you vote “FOR” each Proposal that applies to the Trust it oversees.		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.
1. To elect the following nominees as Trustees of State Street Institutional Funds and State Street Variable Insurance Series Funds, Inc.:		☐	☐	☐

01) Michael F. Holland	04) Patrick J. Riley
02) Michael A. Jessee	05) Richard D. Shirk
03) Ellen M. Needham	06) Rina K. Spence

To transact such other business as may properly come before the Combined Special Meeting or any adjournment thereof.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the

Combined Special Meeting of Shareholders:

The Proxy Statement is available at www.proxyvote.com.

E53197-Z73585

VOTING INSTRUCTION CARD

STATE STREET INSTITUTIONAL FUNDS

STATE STREET VARIABLE INSURANCE SERIES FUNDS, INC.

PROXY FOR A COMBINED SPECIAL MEETING OF SHAREHOLDERS ON JANUARY 10, 2019

The undersigned hereby appoints the Insurance Company mentioned on the reverse side of this Voting Instruction Card and hereby authorizes it to represent and to vote, as designated on the reverse, at the Combined Special Meeting of Shareholders on January 10, 2019, and at any adjournments thereof, all shares of the Fund attributable to his or her participation in an annuity or life insurance contract issued by such Insurance Company as directed on the reverse side of this Card. IF THIS VOTING INSTRUCTION CARD IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED “FOR” THE PROPOSAL.

If you fail to return this Voting Instruction Card, depending on the separate account, the Insurance Company will either not vote all shares attributable to the account value, or will vote all shares attributable to the account value in proportion to all voting instructions for the Fund actually received from contract holders in the separate account.

PLEASE DATE AND SIGN NAME OR NAMES AS PRINTED ON THE REVERSE SIDE TO AUTHORIZE THE VOTING OF THE SHARES AS INDICATED. IF SIGNING AS A REPRESENTATIVE, PLEASE INCLUDE CAPACITY.

PLEASE VOTE YOUR VOTING INSTRUCTION CARD TODAY